EXHIBIT 10.12
Sequa Corporation
200 Park Avenue
New York, New York 10166
212 986-5500
212 370-1969 (fax)



                                                               June 10, 1993



Mr. Antonio L. Savoca
1200 Crystal Drive
Suite 1013
Arlington, VA  22202

Dear Tony:

         Reference is made to your Employment Agreement, dated May 6, 1991, as revised on August 18, 1992 (together, the "Agreement").
This is to confirm that paragraph 3(e) of the Agreement is hereby amended to read in its entirety as follows:

          "(e) Payment by Arc of a monthly housing allowance in the amount of $3,163.00, for your residence located at 1200 Crystal Avenue, Suite 1013, Arlington, Virginia 22202, until such time that you sell your present home in Utah; and"

         Except as set forth above, this letter shall not amend or affect your Agreement, said Agreement, as hereby amended, to remain in full force and effect. If the above is in accordance with your understanding, please sign the enclosed duplicate of this letter and return it to the undersigned. Upon our receipt of such fully-executed copy, this shall constitute a binding agreement between us.

                                                  SEQUA CORPORATION


                                                  By:
                                                     John J. Quicke
                                                     Chief  Operating Officer



AGREED AND ACCEPTED:



By:
         Antonio L. Savoca
         dated